Exhibit 10.1

--------------------------------------------------------------------------------
                                                          Bank of America [LOGO]

                                                 EQUITY FINANCIAL PRODUCTS GROUP
--------------------------------------------------------------------------------

Bank of America, N.A.
c/o Banc of America Securities LLC
9 West 57th Street, 40th Floor
New York, NY 10019

                                                          March 7, 2006
To: Albany International Corp.
1373 Broadway
Albany, New York 12204
Attention: Christopher J. Connally, Corporate Treasurer
Telephone No.: (518) 445-2235
Facsimile No.: (518) 447-6305

Re: Call Option Transaction
Ref. No.: NY-21551

      The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Bank of America, N.A.
("BofA"), and Albany International Corp., a Delaware corporation (the "Counterparty"), on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below. This Confirmation shall replace any previous agreements and serve as the final documentation for this Transaction.

      The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern. Certain defined terms used herein have the meanings assigned to them in the Offering Memorandum dated March 7, 2006 (the "Offering Memorandum") relating to the USD 150,000,000 principal amount of 2.25% Convertible Senior Notes due 2026, (the "Convertible Notes" and each USD 1,000 principal amount of Convertible Notes, a "Convertible Note") issued by the Counterparty pursuant to an Indenture to be dated on or about March 13, 2006 between the Counterparty and JPMorgan Chase Bank, N.A., as trustee (the "Indenture"). In the event of any inconsistency between the terms defined in the Offering Memorandum and this Confirmation, this Confirmation shall govern.

      Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

1. This Confirmation evidences a complete and binding agreement between BofA and the Counterparty as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the 2002 ISDA Master Agreement (the "Agreement") as if BofA and the Counterparty had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law) on the Trade Date. In the event of any inconsistency between provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. The parties hereby agree that no Transaction other than the Transaction to which this Confirmation relates shall be governed by the Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

      Trade Date:                      March 7, 2006

      Option Style:                    "Modified  American",  as described under
                                       "Exercise and Valuation" below

      Option Type:                     Call

      Buyer:                           Counterparty

      Seller:                          BofA

      Shares:                          The   Class  A   common   stock   of  the
                                       Counterparty, par value USD 0.001 per Share (Exchange symbol "AIN")

      Number of Options:               60,000

      Option Entitlement:              As of any  date,  a  number  equal to the
                                       Conversion  Rate  as  of  such  date  (as
                                       defined  in the  Indenture,  but  without
                                       regard   to   any   adjustments   to  the
                                       Conversion   Rate   pursuant  to  Section
                                       15.04(i),  Section  15.03(a)  or  Section
                                       15.03(d) of the Indenture), for each Convertible Note.

      Strike Price:                    USD 44.52

      Premium:                         USD 15,939,541.64

      Premium Payment Date:            March 13, 2006

      Exchange:                        The New York Stock Exchange

      Related Exchange(s):             None

Exercise and Valuation:

      Exercise Period(s):              Notwithstanding  the Equity  Definitions,
                                       in   respect   of   Exercisable   Options
                                       relating  to  Convertible  Notes  with  a
                                       particular   Conversion   Date  (each  as
                                       defined below), the Exercise Period shall
                                       be the period commencing on and including
                                       the Conversion  Date for the  Convertible
                                       Notes  corresponding  to such Exercisable
                                       Options and ending at 7:30 a.m.  New York
                                       City   time  on  the  first  day  of  the
                                       relevant   Cash   Settlement    Averaging
                                       Period; provided that if the Counterparty
                                       has validly  designated March 15, 2013 as
                                       a  redemption  date  for the  Convertible
                                       Notes   pursuant  to  the  terms  of  the
                                       Indenture,   there   shall  be  a  single
                                       Exercise Period for Exercisable Options relating to the Convertible

                                       Notes with a  Conversion  Date  following
                                       the day on which the  Counterparty  gives
                                       notice  of  such   redemption   and  that
                                       Exercise  Period shall  terminate at 7:30
                                       a.m. New York City time on the redemption
                                       date;   provided   further  that  if  the
                                       Counterparty  has not validly  designated
                                       March 15, 2013 as a  redemption  date for
                                       the  Convertible  Notes  pursuant  to the
                                       terms of the Indenture,  Conversion Dates
                                       occurring   after   the   date   that  is
                                       twenty-seven  (27) Scheduled Trading Days
                                       prior to March 15,  2013 shall not result
                                       in the commencement of an Exercise Period
                                       and  no   Exercisable   Options  will  be
                                       exercised or deemed exercised in respect thereof.

                                       "Scheduled Trading Day" means any day on which the Exchange is scheduled to be open for trading for its regular trading session.

      Exercisable  Options:            In  respect of any date on which a holder
                                       of Convertible Notes properly surrenders,
                                       or  is  deemed  to   surrender,   to  the
                                       Counterparty   a  Convertible   Note  for
                                       conversion  (a  "Conversion   Date"),   a
                                       number  of  Options  equal  to 40% of the
                                       number  of  Convertible   Notes  properly
                                       surrendered,  or deemed surrendered,  for
                                       conversion   on  such   Conversion   Date
                                       (which,  for the avoidance of doubt,  may
                                       be rounded  up or down by the  Company to
                                       account  for any  conversions  which  may
                                       result in fractional  Exercisable Options
                                       and  may  not   exceed   the   Number  of
                                       Options).

      Expiration Date:                 For any Exercisable  Option,  the earlier
                                       of (i)  the  final  day  of the  Exercise
                                       Period for such Exercisable  Option,  and
                                       (ii) the Final Expiration Date.

      Final Expiration Date:           March 15, 2013

      Multiple Exercise:               Applicable,     as    described     under
                                       Exercisable Options above.

      Automatic Exercise:              Applicable,  subject to the provisions of
                                       "Notice of Exercise" below.

      Notice of Exercise:              Notwithstanding  anything to the contrary
                                       in the  Equity  Definitions,  in order to
                                       exercise  any  Exercisable   Option,  the
                                       Counterparty   must  notify  BofA,  which
                                       notification  shall be irrevocable  after
                                       7:30 a.m. New York City time on the first
                                       day  of  the  relevant  Cash   Settlement
                                       Averaging Period and shall not be subject
                                       to subsequent  amendments,  in writing or
                                       orally  (and,  if such Notice of Exercise
                                       is  delivered by the  Counterparty  after
                                       the close of business in New York City on
                                       the  Scheduled  Trading  Day  immediately
                                       preceding the Expiration Date, via e-mail
                                       to: dg.efp_doc_group@bofasecurities.com),
                                       by 7:30  a.m.  New York  City time on the
                                       first day of the
                                       relevant Cash Settlement Averaging Period
                                       for such  Exercisable  Option  of (i) the
                                       number  of  Convertible   Notes  properly
                                       submitted for  conversion on the relevant
                                       Conversion   Date  and  the   number   of
                                       Exercisable Options corresponding to such
                                       Convertible  Notes, (ii) the first day of
                                       the applicable Cash Settlement  Averaging
                                       Period and (iii) the scheduled Settlement
                                       Date;  provided that if the  Counterparty
                                       has validly  designated March 15, 2013 as
                                       a  redemption  date  for the  Convertible
                                       Notes   pursuant  to  the  terms  of  the
                                       Indenture, such notice may be given on or prior to the Expiration Date for such Exercisable Options and need only specify the number of Convertible Notes submitted for conversion during the final Exercise
                                       Period  and  the  number  of  Exercisable
                                       Options corresponding to such Convertible
                                       Notes.

      Exchange Business Day:           Section 1.20 of the Equity Definitions is
                                       hereby replaced in its entirety by the following:

                                       "'Exchange  Business  Day'  means  a  day
                                       during  which (i)  trading  in the Shares
                                       generally  occurs  and  (ii)  there is no
                                       Market  Disruption  Event  and  (iii) the
                                       Last  Reported  Sale Price (as defined in
                                       the   Indenture)   for  the   Shares   is
                                       available for such day."

      Market Disruption Event:         Section 4.3(a) of the Equity  Definitions
                                       is hereby replaced in its entirety by the following:

                                       "'Market   Disruption  Event'  means,  in
                                       respect of the  Shares,  (i) a failure by
                                       the  Exchange to open for trading  during
                                       its regular  trading  session or (ii) the
                                       occurrence  or  existence  prior  to 1:00
                                       p.m.  New York City time on any  Exchange
                                       Business   Day  for  the  Shares  for  an
                                       aggregate  one  half-hour  period  of any
                                       suspension  or   limitation   imposed  on
                                       trading (by reason of  movements in price
                                       exceeding   limits   permitted   by   the
                                       Exchange or  otherwise)  in the Shares or
                                       in  any  options,   contracts  or  future
                                       contracts relating to the Shares."

Settlement Terms:

      Settlement Method:               Net Share Settlement

      Net Share Settlement: For each Exercisable Option that is exercised or deemed exercised, BofA will deliver to the Counterparty, on the related Settlement Date, a number of Shares equal to the Net Shares in respect of such Exercisable Option. In no event will the Net Shares be less than zero.

      Net Shares:                      In  respect  of each  Exercisable  Option
                                       exercised or deemed exercised, a number of Shares equal to (i) the

                                       Option Entitlement multiplied by (ii) the
                                       sum,  for  each  Exchange   Business  Day
                                       during  the  relevant   Cash   Settlement
                                       Averaging  Period,  of (A)  the  Relevant
                                       Price on such Exchange Business Day, less
                                       the  Strike  Price,  divided  by (B)  the
                                       Relevant Price on such Exchange  Business
                                       Day, divided by (iii)  twenty-five  (25);
                                       provided,    however,    that    if   the
                                       calculation contained in clause (A) above results in a negative number, such number shall be replaced with the number "zero".

                                       BofA  will  deliver  cash  in lieu of any
                                       fractional  Share with respect to any Net
                                       Shares to be  delivered  with  respect to
                                       all  Exercisable  Options having the same
                                       Settlement   Date   based   on  the  Last
                                       Reported  Sale  Price (as  defined in the
                                       Indenture)  for the  Shares  on the final
                                       Exchange  Business  Day of  the  relevant
                                       Cash Settlement Averaging Period.

      Relevant Price:                  For each  Exchange  Business Day during a
                                       Cash Settlement Averaging Period, the per
                                       Share  volume-weighted  average price for
                                       such day as  displayed  under the heading
                                       "Bloomberg  VWAP" on  Bloomberg  page AIN
                                       [equity] AQR (or any  successor  thereto)
                                       in respect  of the period  from 9:30 a.m.
                                       to 4:00 p.m. (New York City time) on such
                                       Exchange   Business   Day   (or  if  such
                                       volume-weighted    average    price    is
                                       unavailable,  the  market  value  of  one
                                       Share on such  Exchange  Business Day, as
                                       determined  by  the  Calculation   Agent,
                                       using a volume-weighted method).

      Cash Settlement                  For   each   Exercisable    Option,   the
      Averaging Period:                twenty-five  (25)  consecutive   Exchange
                                       Business Days commencing on and including
                                       the   second   Exchange    Business   Day
                                       following  the  Conversion  Date  for the
                                       Convertible   Note   relating   to   such
                                       Exercisable Option;  provided that if the
                                       Counterparty has validly designated March
                                       15,  2013 as a  redemption  date  for the
                                       Convertible  Notes  pursuant to the terms
                                       of the  Indenture,  the  Cash  Settlement
                                       Averaging   Period  for  any  Exercisable
                                       Options relating to the Convertible Notes
                                       with a Conversion Date following the date
                                       on which the Counterparty gives notice of
                                       such  redemption,  the  twenty-five  (25)
                                       consecutive    Exchange   Business   Days
                                       commencing    on   and    including   the
                                       twenty-eighth  (28th)  Scheduled  Trading
                                       Day preceding such redemption date.

      Settlement Date:                 For   each   Exercisable    Option,   the
                                       settlement   date   for   Shares   to  be
                                       delivered  with  respect  to the  related
                                       Convertible Notes under the terms of the Indenture.

      Other Applicable Provisions:     The provisions of Sections 6.6, 6.7, 6.8,
                                       6.9 and  6.10 of the  Equity  Definitions
                                       will be applicable, except that all
                                       references   in   such    provisions   to
                                       "Physically-Settled"  shall  be  read  as
                                       references to "Net Share  Settled".  "Net
                                       Share  Settled" in relation to any Option
                                       means  that  Net  Share   Settlement   is
                                       applicable to that Option.

      Failure to Deliver:              Applicable

3.    Additional Terms applicable to the Transaction:

      Adjustments applicable to the Transaction:

      Potential Adjustment Events:     Notwithstanding  Section  9.1(e)  of  the
                                       Equity    Definitions,    a    "Potential
                                       Adjustment Event" means any occurrence of
                                       any event or  condition,  as set forth in
                                       Section 15.04 of the Indenture  resulting
                                       in an adjustment to the  Conversion  Rate
                                       of  the  Convertible   Notes,   excluding
                                       adjustments or conditions that result from an adjustment to the Conversion Rate pursuant to Section 15.04(i) or Section
                                       15.03(a) of the Indenture.

      Method of Adjustment:            Calculation Agent  Adjustment,  and means
                                       that,  notwithstanding  Section 9.1(c) of
                                       the   Equity   Definitions,    upon   any
                                       adjustment to the Conversion  Rate of the
                                       Convertible   Notes   pursuant   to   the
                                       Indenture  (other than  Section  15.04(i)
                                       and Section  15.03(a)  of the  Indenture)
                                       and  an  equivalent   adjustment  to  the
                                       Option   Entitlement    hereunder,    the
                                       Calculation  Agent,  in order to  reflect
                                       the  effect  of the  event  or  condition
                                       relating  to  such   adjustment  on  this
                                       Transaction,  will  make a  corresponding
                                       adjustment  to  any  one or  more  of the
                                       Strike  Price,  Number of Options and any
                                       other variable  relevant to the exercise,
                                       settlement    or    payment    for    the
                                       Transaction.

      Extraordinary Events applicable to the Transaction:

      Merger Events:                   Notwithstanding  Section  9.2(a)  of  the
                                       Equity  Definitions,   a  "Merger  Event"
                                       means the occurrence of any event or condition set forth in Section 15.06 of the Indenture.

      Consequence of Merger Events:    Notwithstanding Section 9.3 of the Equity
                                       Definitions,  upon  the  occurrence  of a
                                       Merger Event, the Calculation Agent shall
                                       make  a   corresponding   adjustment   in
                                       respect  of  any  adjustment   under  the
                                       Indenture  to  any  one  or  more  of the
                                       nature  of  the  Shares,   Strike  Price,
                                       Number of Options, Option Entitlement and
                                       any  other   variable   relevant  to  the
                                       exercise,  settlement  or payment for the
                                       Transaction; provided, however, that such
                                       adjustment  (i)  shall  be  made  without
                                       regard   to   any   adjustment   to   the
                                       Conversion   Rate  for  the  issuance  of
                                       additional shares as set forth in Section
                                       15.03(a) of the Indenture, and (ii) shall assume that, in the case of a "Public
                                       Acquirer Change of Control" (as defined
                                       in the Indenture), the Counterparty does not make an election provided in Section
                                       15.03(d) of the Indenture.

      Additional Termination Events:   If an event of  default  with  respect to
                                       the  Counterparty  shall  occur under the
                                       terms  of the  Convertible  Notes  as set
                                       forth in  Section  7.01 of the  Indenture
                                       and such event of default  results in the
                                       declaration  of  principal  and  interest
                                       immediately  due and payable  pursuant to
                                       the terms of the  Indenture,  such  event
                                       shall     constitute     an    Additional
                                       Termination   Event  applicable  to  this
                                       Transaction,  with  respect  to which the
                                       Counterparty  shall be  deemed  to be the
                                       sole Affected Party and this  Transaction
                                       shall be the sole  Affected  Transaction;
                                       provided  that,  notwithstanding  Section
                                       6(b)(iv)(1) of the  Agreement,  BofA will
                                       be required,  if the  Counterparty  makes
                                       itself  promptly  available upon request,
                                       to consult with the  Counterparty  and to
                                       reasonably   consider   whether   it   is
                                       advisable    to    designate   an   Early
                                       Termination Date pursuant to Section 6(b) of the Agreement.

                                       Whenever the  Counterparty is required to
                                       deliver  to  the  Trustee  an   officer's
                                       certificate with respect to a default or an event of default pursuant to Section
                                       5.08 of the Indenture, the Counterparty shall also be required to deliver a copy of such certificate to BofA hereunder.

      4. Calculation Agent:            BofA.  Whenever the Calculation  Agent is
                                       required to act or to  exercise  judgment
                                       in any way,  it will do so in good  faith
                                       and in a commercially  reasonable  manner
                                       to  achieve  a  commercially   reasonable
                                       result.

                                       The  Calculation  Agent shall,  not later
                                       than  the  third  Currency  Business  Day
                                       following receipt of a written request of
                                       the     Counterparty,     provide     the
                                       Counterparty  with a written  explanation
                                       of  the   basis  of  any   determination,
                                       adjustment or calculation made hereunder;
                                       provided  that if, after  reviewing  such
                                       written  explanation,   the  Counterparty
                                       objects to such determination, adjustment
                                       or  calculation,  then the  Counterparty,
                                       BofA and the Calculation Agent shall make
                                       reasonable  good  faith  efforts to agree
                                       upon   an   appropriate    determination,
                                       adjustment or calculation.

      5. Account Details:

            (a) Account for payments from the Counterparty:

                  JPMorgan, New York
                  ABA: 021-000-021
                  Acct: CHASUS33
                  Acct No.: 910-1010-693

                Account for delivery of Shares to the Counterparty:

                  DTC 50108 (Computershare)

                  Note: the shares cannot be sent electronically. They must be DWACed.

            (b) Account for payments to BofA:

                  Bank of America, N.A.
                  San Francisco, CA
                  SWIFT: BOFAUS65
                  Bank Routing: 121-000-358
                  Account Name: Bank of America
                  Account No.: 12333-34172

                  Account for delivery of Shares from BofA:

                  DTC 0733
                  Acct Name: Bank of America NA
                  Acct #: 116-0077

6. Offices:

The Office of the Counterparty for the Transaction is: Inapplicable, the Counterparty is not a Multibranch Party.

The Office of BofA for the Transaction is: New York

                   Bank of America, N.A.
                   c/o Banc of America Securities LLC
                   9 West 57th Street, 40th Floor
                   New York, NY  10019

7. Notices: For purposes of this Confirmation:

      (a)   Address for notices or communications to the Counterparty:

                   Albany International Corp. 1373 Broadway
                   Albany, New York 12204
                   Attention: Christopher J. Connally
                   Telephone No.:   (518) 445-2235
                   Facsimile No.:   (518) 447-6305

                   With a copy to:

                   Albany International Corp.
                   1373 Broadway
                   Albany, New York 12204
                   Attention: Charles J. Silva, Jr.
                   Telephone No.:   (518) 445-2277
                   Facsimile No.:   (518) 447-6575

      (b)   Address for notices or communications to BofA:

                   Bank of America, N.A.
                   c/o Banc of America Securities LLC
                   Equity Financial Products

                   Attention: Legal Department
                   9 West 57th
                   Street, 40th Floor
                   New York, NY 10019
                   Facsimile No.: (212) 326-8610

8. Representations and Warranties of the Counterparty

The representations and warranties of the Counterparty set forth in Section 4 of the Purchase Agreement (the "Purchase Agreement") dated as of the Trade Date between the Counterparty and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Initial Purchasers, are true and correct and are hereby deemed to be repeated to BofA as if set forth herein. The Counterparty hereby further represents and warrants to BofA that:

      (a) The Counterparty has all necessary corporate power and authority to execute, deliver and perform its obligations in respect of this Transaction; such execution, delivery and performance have been duly authorized by all necessary corporate action on the Counterparty's part; and this Confirmation has been duly and validly executed and delivered by the Counterparty and constitutes its valid and binding obligation, enforceable against the Counterparty in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution hereunder may be limited by federal or state securities laws or public policy relating thereto.

      (b) Neither the execution and delivery of this Confirmation nor the incurrence or performance of obligations of the Counterparty hereunder will conflict with or result in a breach of the certificate of incorporation or by-laws (or any equivalent documents) of the Counterparty, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Counterparty or any of its Significant Subsidiaries is a party or by which the Counterparty or any of its Significant Subsidiaries is bound or to which the Counterparty or any of its Significant Subsidiaries is subject, or constitute a default under, or result in the creation of any lien under, any such agreement or instrument, or breach or constitute a default under any agreements and contracts of the Counterparty and its Significant Subsidiaries filed as exhibits to the Counterparty's Annual Report on Form 10-K for the year ended December 31, 2004, incorporated by reference in the Offering Memorandum.

      (c) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required in connection with the execution, delivery or performance by the Counterparty of this Confirmation, except such as have been obtained or made and such as may be required under the Securities Act of 1933, as amended (the "Securities Act") or state securities laws.

      (d) The Counterparty is an "eligible contract participant" (as such term is defined in Section 1a(12) of the Commodity Exchange Act, as amended (the "CEA") because one or more of the following is true:

            The Counterparty is a corporation, partnership, proprietorship, organization, trust or other entity and:

            (A)   the Counterparty has total assets in excess of USD 10,000,000;

            (B) the obligations of the Counterparty hereunder are guaranteed, or otherwise supported by a letter of credit or keepwell, support or other agreement, by an entity of the type described in Section 1a(12)(A)(i) through (iv), 1a(12)(A)(v)(I), 1a(12)(A)(vii) or 1a(12)(C) of the CEA; or

            (C) the Counterparty has a net worth in excess of USD 1,000,000 and has entered into this Agreement in connection with the conduct of Counterparty's business or to manage the risk associated with an asset or liability owned or incurred or reasonably likely to be owned or incurred by the Counterparty in the conduct of the Counterparty's business.

      (e) The Counterparty is not, on the date hereof, in possession of any material non-public information with respect to the Counterparty.

9. Other Provisions:

      (a) Opinions. The Counterparty shall deliver to BofA an opinion of counsel, dated as of the Trade Date, substantially in the form set forth in Exhibit A hereto.

      (b) Amendment. If the Initial Purchasers party to the Purchase Agreement exercise their right to purchase additional Convertible Notes as set forth therein, then, at the discretion of the Counterparty, BofA and the Counterparty will amend this Confirmation to provide for such increase in Convertible Notes (but on pricing terms acceptable to BofA and the Counterparty) (such amendment to provide for the payment by the Counterparty to BofA of the additional premium related thereto).

      (c) No Reliance, etc. Each party represents that (i) it is entering into the Transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) neither the other party nor any of its agents are acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the Agreement or this Confirmation; (iv) it has not relied on the other party for any legal, regulatory, tax, business, investment, financial, and accounting advice, and it has made its own investment, hedging, and trading decisions based upon its own judgment and not upon any view expressed by the other party or any of its agents; and (v) it is entering into this Transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.

      (d) Share De-listing Event. If at any time during the period from and including the Trade Date, to and including the Final Expiration Date, the Shares cease to be listed or quoted on the Exchange for any reason (other than a Merger Event as a result of which the shares of common stock underlying the Options are listed or quoted on The New York Stock Exchange, The American Stock Exchange or the NASDAQ National Market (or their respective successors) (the "Successor Exchange")) and are not immediately re-listed or quoted as of the date of such de-listing on the Successor Exchange (a "Share De-listing"), then Cancellation and Payment (as defined in
            Section 9.6 of the Equity Definitions, treating the "Announcement Date" as the date of first public announcement that the Share De-listing, will occur and the "Merger Date" as the date of the Share De-listing) shall apply, and the date of the de-listing shall be deemed the date of termination for purposes of calculating any payment due from one party to the other in connection with the cancellation of this Transaction. If the Shares are immediately re-listed on a

            Successor Exchange upon their de-listing from the Exchange, this Transaction shall continue in full force and effect, provided that the Successor Exchange shall be deemed to be the Exchange for all purposes hereunder; provided that the Calculation Agent may make appropriate adjustments to the terms of this Transaction to reflect the effect of such re-listing. For the avoidance of doubt, in no event will a Share De-listing result in an obligation of the Counterparty under this Confirmation to make a payment to BofA.

      (e) Repurchase Notices. The Counterparty shall, on any day on which the Counterparty effects any repurchase of Shares, promptly give BofA a written notice of such repurchase (a "Repurchase Notice") on such day if following such repurchase, the number of outstanding Shares on such day, subject to any adjustments provided herein, is (i) less than 25 million (in the case of the first such notice) or (ii) thereafter, more than 125,000 less than the number of Shares included in the immediately preceding Repurchase Notice. The
            Counterparty agrees to indemnify and hold harmless BofA and its affiliates and their respective officers, directors, employees, affiliates, advisors, agents and controlling persons (each, an "Indemnified Person") from and against any and all losses (including losses relating to BofA's reasonable hedging activities as a consequence of becoming, or of the risk of becoming, a Section 16 "insider", including without limitation, any forbearance from reasonable hedging activities or cessation of such hedging activities and any losses in connection therewith with respect to this Transaction), claims, damages, judgments, liabilities and expenses (including reasonable attorney's fees), joint or several, which an Indemnified Person actually may become subject to, as a result of the Counterparty's failure to provide BofA with a
            Repurchase  Notice on the day and in the  manner  specified  in this
            Section 9(e), and to reimburse, within 30 days, upon written request, each of such Indemnified Persons for any reasonable legal or other expenses incurred in connection with investigating, preparing for, providing testimony or other evidence in connection with or defending any of the foregoing. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against the Indemnified Person, such Indemnified Person shall promptly notify the Counterparty in writing, and the Counterparty, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Counterparty may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. The Counterparty shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Counterparty agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. The Counterparty shall not, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding on terms reasonably satisfactory to such Indemnified Person. If the indemnification provided for in this paragraph (e) is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Counterparty under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities. The remedies provided for in this paragraph (e) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity. The indemnity and contribution agreements contained in this paragraph (e) shall remain operative and in full force and effect regardless of the termination of this Transaction.

      (f) Regulation M. The Counterparty was not on the Trade Date and is not on the date hereof engaged in a distribution, as such term is used in Regulation M under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of any securities of the Counterparty, other than a distribution meeting the requirements of the exception set forth in Rules 101(b)(10) and 102(b)(7) of Regulation M. The Counterparty shall not, until the second Exchange Business Day
            immediately   following   the  Trade   Date,   engage  in  any  such
            distribution.

      (g) No Manipulation. The Counterparty is not entering into this Transaction to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares).

      (h) Number of Repurchased Shares. The Counterparty represents that it could have purchased Shares, in an amount equal to the product of the Number of Options and the Option Entitlement, on the Exchange or otherwise, in compliance with applicable law, its organizational documents and any orders, decrees, contractual agreements binding upon the Counterparty, on the Trade Date.

      (i) Board Authorization. Each of this Transaction and the issuance of the Convertible Notes was approved by its board of directors and publicly announced, solely for the purposes stated in such board resolution and public disclosure and the Counterparty's board of directors has duly authorized any repurchase of Shares pursuant to this Transaction. The Counterparty further represents that there is no internal policy, whether written or oral, of the Counterparty that would prohibit the Counterparty from entering into any aspect of this Transaction, including, but not limited to, the purchases of Shares to be made pursuant hereto.

      (j) Transfer or Assignment. (i) The Counterparty shall have the right to assign its rights and obligations hereunder with respect to any Options hereunder (such Options, the "Transfer Options"), subject to BofA's consent, such consent not to be unreasonably withheld or delayed; provided that such assignment or transfer shall be effected on terms satisfactory to BofA and shall be subject, but not limited, to the following conditions:

                  (A) With respect to any Transfer Options, the Counterparty shall not be released from its notice and indemnification obligations pursuant to Section 9(c) or any obligations under
                  Section 9(s) of this Confirmation;

                  (B) Any Transfer Options shall only be transferred or assigned to a third party reasonably acceptable to BofA and on terms, including any reasonable undertakings by such third party and execution of any documentation and delivery of legal opinions with respect to securities laws and other matters by such third party and the Counterparty, as are requested and reasonably satisfactory to BofA; and

                  (C) The Counterparty shall be responsible for all reasonable costs and expenses, including reasonable counsel fees, incurred by BofA in connection with such transfer or assignment.

            (ii) BofA may not transfer or assign all or any portion of its rights or obligations under this Transaction without consent of the Counterparty; provided, however, that if BofA, in its reasonable discretion, determines that, (x) its "beneficial ownership" (within the meaning of Section 16 of the Exchange Act and rules promulgated thereunder) exceeds 8% or more of the Counterparty's outstanding Shares or (y) the product of the Number of Options and the Option Entitlement divided by the total number of the Counterparty's outstanding Shares (the "Options Equity Percentage") exceeds 15%, then:

                  (A) BofA may transfer or assign a number of Options sufficient to reduce such "beneficial ownership" to 7.5% or such Options Equity Percentage to 14.5% to any third party with a rating for its long term, unsecured and unsubordinated indebtedness of A- or better by Standard & Poor's Ratings Service or its successor ("S&P"), or A3 or better by Moody's Investors
                  Service ("Moody's") or, if either S&P or Moody's ceases to rate such debt, at least an equivalent rating or better by a substitute rating agency mutually agreed by the Counterparty and BofA; and

                  (B) If such "beneficial ownership" exceeds 8% or such Options Equity Percentage exceeds 15%,

                        (1)  at  a  time  when  the  number  of   Counterparty's
                        outstanding Shares, subject to any adjustments provided herein, is less than 22 million;

                        (2) as a result of any breach by the Counterparty of its notice obligations under Section 9(e); or

                        (3) and if, in the good faith reasonable judgment of BofA, based upon advice of counsel and as a result of events occurring after the Trade Date, BofA reasonably determines that it would be inadvisable to engage in any alternative hedging transactions, which would enable it to reduce its "beneficial" ownership or its Options Equity Percentage, other than by transfer, assignment or termination, and in either case BofA reasonably determines that it is unable after its commercially reasonable efforts to effect transfer or assignment on pricing terms and in a time period reasonably acceptable to BofA that would reduce its "beneficial ownership" to 7.5% or such Options Equity Percentage to 14.5%;

                  BofA may designate any Exchange Business Day as an Early Termination Date with respect to a portion (the "Terminated Portion") of this Transaction, such that its "beneficial ownership" following such partial termination would be approximately equal to 7.5% or the Options Equity Percentage approximately equal to 14.5%, as applicable. If BofA so designates an Early Termination Date with respect to a portion of this Transaction, a payment shall be made pursuant to
                  Section 6 of the Agreement as if an Early Termination Date had occurred in respect of a Transaction having terms identical to this Transaction except with a Number of Options equal to the Terminated Portion, with respect to which the Counterparty shall be the sole Affected Party and such Transaction shall be the only Affected Transaction.

            (iii) Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing BofA to purchase, sell, receive or deliver any Shares or other securities to or from the Counterparty, BofA may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform BofA's obligations in respect of this Transaction and any such designee may assume such obligations. BofA shall be discharged of its obligations to the Counterparty only to the extent of any such performance.

      (k) Modified Settlement. If, upon advice of counsel, BofA reasonably determines, with respect to applicable legal and regulatory requirements, including any requirements relating to BofA's hedging activities hereunder, or due to a lack of sufficient liquidity in the borrow market for the Shares, that it would not be practicable or advisable to deliver, or to acquire to deliver, any or all of the Shares to be delivered by BofA on the Settlement Date for this Transaction, BofA may, by notice to the Counterparty on or prior to any anticipated Settlement Date (a "Nominal Settlement Date"), elect to deliver the Shares on a different date or two or more dates, whether immediately preceding or following such Settlement Date (each, a "Staggered Settlement Date"), as follows:

            (i) in such notice, BofA will specify to the Counterparty the related Staggered Settlement Date or Dates (the last of which may be no later than the twenty-fifth (25th) Scheduled Trading Day following the Nominal Settlement Date) and the number of Shares that it will deliver on each Staggered Settlement Date; and

            (ii) the aggregate number of Shares that BofA will deliver to the Counterparty hereunder on all such Staggered Settlement Dates will equal the number of Shares that BofA would otherwise be required to deliver on such Nominal Settlement Date.

            BofA shall effect such delivery as promptly as is practicable and shall compensate the Counterparty for any delayed delivery by paying, in addition to delivering any Shares hereunder, an amount, as determined by the Calculation Agent, equal to the sum for each day of such delay of the product of (i) the Federal Funds Rate divided by 360 and (ii) the value of the Shares not delivered as of such day; provided that if BofA fails to deliver any Shares hereunder by the twenty-fifth (25th) Scheduled Trading Day immediately following the Nominal Settlement Date, such event shall constitute an Additional Termination Event with respect to the portion of this Transaction corresponding to the number of Shares not delivered by BofA by such date, with respect to which BofA shall be the sole Affected Party and this Transaction the sole Affected Transaction.

            "Federal Funds Rate" means, for any day, the rate set forth for such day opposite the caption "Federal funds", as such rate is displayed on the page FedsOpen [Index][GO] on the Bloomberg Professional Service or any successor page; provided that if no rate appears for any day on such page, the rate for the immediately preceding day for which a rate does so appear shall be used for such day.

      (l) Damages. Neither party shall be liable under Section 6.10 of the Equity Definitions for special, indirect or consequential damages, even if informed of the possibility thereof.

      (m) Early Unwind. In the event the sale of Convertible Notes is not consummated with the initial purchasers for any reason by the close of business in New York on March 13, 2006 (or such later date as agreed upon by the parties) (March 13, 2006 or such later date as agreed upon, being the "Early Unwind Date"), this Transaction shall automatically terminate (the "Early Unwind"), on the Early Unwind Date and (i) the Transaction and all of the respective rights and obligations of BofA and the Counterparty under the Transaction shall be cancelled and terminated and (ii) each party shall be released and discharged by the other party from and agrees not to make any claim against the other party with respect to any obligations or liabilities of the other party arising out of and to be performed in connection with the Transaction either prior to or after the Early Unwind Date; provided that, if the failure to consummate the sale of the Convertible Notes results from a breach by the Counterparty of any representation of or any undertaking by the Counterparty contained in the Purchase Agreement, the Counterparty shall purchase from

            BofA on the Early Unwind Date any Shares purchased by BofA or one or more of its affiliates in connection with this Transaction and reimburse BofA for any costs or expenses (including market losses) relating to the unwinding of its reasonable hedging activities in connection with the Transaction (including any losses or costs incurred as a result of its terminating, liquidating, obtaining or reestablishing any reasonable hedge or related trading position). The amount of any such reimbursement shall be determined by BofA in its reasonable good faith discretion. BofA shall notify the
            Counterparty of such amount, including, upon the Counterparty's request, an explanation of the basis of determination of such amount, and the Counterparty shall pay such amount in immediately available funds on the Early Unwind Date. BofA and the Counterparty represent and acknowledge to the other that, subject to the proviso included in this Section, upon an Early Unwind, all obligations with respect to the Transaction shall be deemed fully and finally discharged.

      (n) Role of Agent. Each party agrees and acknowledges that (i) Banc of America Securities LLC ("BASL"), has acted solely as agent and not as principal with respect to this Transaction and (ii) BASL has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of this Transaction (including, if applicable, in respect of the settlement thereof). Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other party's obligations under this Transaction.

      (o)   Additional Provisions.

            (i) Notwithstanding Section 9.7 of the Equity Definitions, everything in the first paragraph of Section 9.7(b) of the Equity Definitions after the words "Calculation Agent" in the third line through the remainder of such Section 9.7 shall be deleted and replaced with the following:

            "based on an amount representing the Calculation Agent's determination of the fair value to Buyer of an option with terms that would preserve for Buyer the economic equivalent of any payment or delivery (assuming satisfaction of each applicable condition precedent, including, for the avoidance of doubt, the occurrence of a Conversion Date with respect to each Option) by the parties in respect of the relevant Transaction that would have been required after that date but for the occurrence of the Share De-listing."

            (ii) Notwithstanding anything to the contrary in the Agreement, this Confirmation or the Equity Definitions, (A) in determining any amount payable in respect of an Early Termination Date or a Cancellation and Payment, the value of this Transaction shall be determined as if all Options outstanding at such time would become Exercisable Options during the Final Exercise Period and, (B) in no event shall the calculation of the amount under Section 6 of the Agreement in respect of an Additional Termination Event result in any amount being payable by the Counterparty.

      (p) Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events. If, in respect of this Transaction, an amount is payable by BofA to the Counterparty (i) pursuant to
            Section 9.7 of the Equity Definitions or this Confirmation (except in the event of a Merger Event in which the consideration to be paid to holders of Shares consists solely of cash) or (ii) pursuant to
            Section 6(d)(ii) of the Agreement (except in the event of an Event of Default in which the Counterparty is the Defaulting Party or a Termination Event in which the Counterparty is the Affected Party, other than an Event of Default of the type described in Section 5(a)(iii), (v), (vi), (vii) or

            (viii) of the Agreement or in this Confirmation or a Termination Event of the type described in Section 5(b)(i), (ii), (iii), (iv),
            (v) or (vi) of the Agreement or in this Confirmation, in each case resulting from an event or events outside the Counterparty's control) (a "Payment Obligation"), the Counterparty may, in its sole -- discretion, request that BofA satisfy such Payment Obligation by the Share Termination Alternative (as defined below) and shall give irrevocable telephonic notice to BofA, confirmed in writing within one Currency Business Day, no later than 12:00 p.m. New York City time on the Merger Date, the date of the Share De-listing or the
            Early Termination Date, as applicable; provided that if the Counterparty does not validly request that BofA satisfy its Payment Obligation by the Share Termination Alternative, BofA shall have the right, in its sole discretion, to satisfy its Payment Obligation by the Share Termination Alternative, notwithstanding Counterparty's lack of election or election to the contrary. In calculating any amounts under Section 6(e) of the Agreement, notwithstanding anything to the contrary in the Agreement, (1) separate amounts shall be calculated as set forth in Section 6(e) with respect to (a) this Transaction and (b) all other Transactions, and (2) such separate amounts shall be payable pursuant to Section 6(d)(ii) of the Agreement, subject to, in the case of clause (1)(a), the Share Termination Alternative right hereunder.

            Share Termination Alternative:      If   applicable,    BofA   shall
                                                deliver to the  Counterparty the
                                                Share    Termination    Delivery
                                                Property  on the  date  when the
                                                Payment     Obligation     would
                                                otherwise  be  due  pursuant  to
                                                Section   9.7  of   the   Equity
                                                Definitions,  this  Confirmation
                                                or Section  6(d)(ii) and 6(e) of
                                                the  Agreement,   as  applicable
                                                (the "Share Termination  Payment
                                                Date"),  in  satisfaction of the
                                                Payment Obligation in the manner
                                                reasonably   requested   by  the
                                                Counterparty free of payment.

            Share Termination                   A number  of  Share  Termination
            Delivery Property:                  Delivery Units, as calculated by
                                                the Calculation  Agent, equal to
                                                the Payment  Obligation  divided
                                                by the  Share  Termination  Unit
                                                Price.  The  Calculation   Agent
                                                shall     adjust    the    Share
                                                Termination Delivery Property by
                                                replacing any fractional portion
                                                of a  security  therein  with an
                                                amount  of  cash  equal  to  the
                                                value    of   such    fractional
                                                security  based  on  the  values
                                                used  to  calculate   the  Share
                                                Termination Unit Price.

            Share Termination Unit Price:       The  value  to BofA of  property
                                                contained     in    one    Share
                                                Termination Delivery Unit on the
                                                date  such   Share   Termination
                                                Delivery   Units   are   to   be
                                                delivered  as Share  Termination
                                                Delivery Property, as determined
                                                by the Calculation  Agent in its
                                                discretion    by    commercially
                                                reasonable means and notified
                                                by the Calculation Agent to BofA
                                                at the time of  notification  of
                                                the Payment Obligation.

            Share Termination Delivery Unit:    One Share or, if a Merger  Event
                                                has occurred and a corresponding
                                                adjustment  to this  Transaction
                                                has been made, a unit consisting
                                                of the  number or amount of each
                                                type of  property  received by a
                                                holder  of  one  Share  (without
                                                consideration of any requirement
                                                to    pay    cash    or    other
                                                consideration    in    lieu   of
                                                fractional    amounts   of   any
                                                securities)   in   such   Merger
                                                Event,   as  determined  by  the
                                                Calculation Agent.

            Failure to Deliver:                 Applicable

            Other applicable provisions:        If   the    Share    Termination
                                                Alternative is  applicable,  the
                                                provisions of Sections 6.6, 6.7,
                                                6.8,  6.9 and 6.10 (as  modified
                                                above) of the Equity Definitions
                                                will be applicable,  except that
                                                all     references    in    such
                                                provisions                    to
                                                "Physically-Settled"   shall  be
                                                read  as  references  to  "Share
                                                Termination   Settled"  and  all
                                                references to "Shares"  shall be
                                                read  as  references  to  "Share
                                                Termination   Delivery   Units".
                                                "Share  Termination  Settled" in
                                                relation  to  this   Transaction
                                                means that the Share Termination
                                                Alternative   is  applicable  to
                                                this Transaction.

      (q) Governing Law. New York law (without reference to choice of law doctrine).

      (r) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Transaction. Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and
            (ii) acknowledges that it and the other party have been induced to enter into this Transaction, as applicable, by, among other things, the mutual waivers and certifications provided herein.

      (s) Registration. The Counterparty hereby agrees that if, in the good faith reasonable judgment of BofA, based upon the advice of counsel, the Shares ("Hedge Shares") acquired by BofA for the purpose of hedging its obligations pursuant to this Transaction cannot be sold in the U.S. public market by BofA without registration under the Securities Act, the Counterparty shall, at its election, either (i) in order to allow BofA to sell the Hedge Shares in a registered offering, make available to BofA an effective registration statement under the Securities Act to cover the resale of such Hedge Shares and enter into an agreement, in form and substance reasonably satisfactory to BofA, substantially in the form of an underwriting agreement for a registered offering; provided, however, that if BofA, in its reasonable discretion, is not satisfied with access to due diligence materials, the results of its due diligence investigation, or the procedures and documentation for the registered offering referred to above, then clause (ii) or clause (iii) of this Section 9(s) shall apply at the election of the Counterparty, (ii) in order to allow BofA to sell the Hedge Shares in a private placement, enter into a private placement agreement substantially similar to private placement purchase agreements customary for private placements of equity securities, in form and substance reasonably satisfactory to BofA (in which case, the Calculation Agent shall make any adjustments to the terms of this Transaction that are necessary, in its reasonable judgment, to compensate BofA for any discount from the public market price of the Shares incurred on the sale of Hedge Shares in a private placement), or (iii) purchase the Hedge Shares from BofA at the Last Reported Sale Price on such Exchange Business Days, and in the amounts, requested by BofA.

      (t) Tax Advice. BofA and its affiliates do not provide tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by BofA to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. If any person uses or refers to any such tax statement in promoting, marketing or recommending a partnership or other entity, investment plan or arrangement to any taxpayer, then the statement expressed above is being delivered to support the promotion or marketing of the transaction or matter addressed and the recipient should seek advice based on its particular circumstances from an independent tax advisor. Notwithstanding anything herein to the contrary, the sender and any intended recipient of this communication (and any of its employees, representatives and other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment or tax structure of this transaction.

      (u) No Setoff. Notwithstanding any provision of the Agreement or any other agreement between the parties to the contrary, obligations under this Transaction shall not be set off by BofA (including, for the avoidance of doubt, pursuant to Section 6(f) of the Agreement) against any other obligations of the parties, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise.

      Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it in the manner indicated in the attached cover letter.

                                                     Very truly yours,

                                                     Bank of America, N.A.

                                                     By: /s/ Eric P. Hambleton
                                                         -----------------------
                                                         Authorized Signatory
                                                         Name: Eric P. Hambleton

Accepted and confirmed
as of the Trade Date:

ALBANY INTERNATIONAL CORP.

By: /s/ David C. Michaels
    -----------------------
    Authorized Signatory
    Name: David C. Michaels

                                                                         Annex A

                              Form of Legal Opinion

                                                                 JPMorgan [LOGO]

JPMorgan Chase Bank, N. A.
P.O. Box 161
60 Victoria Embankment
London EC4Y 0JP
England

                                                          March 7, 2006

To: Albany International Corp.
1373 Broadway
Albany, New York 12204
Attention: Christopher J. Connally, Corporate Treasurer
Telephone No.: (518) 445-2235
Facsimile No.: (518) 447-6305

Re: Call Option Transaction

      The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between JPMorgan Chase Bank, National Association, London Branch ("JPMorgan"), and Albany International Corp., a Delaware corporation (the "Counterparty"), on the Trade Date specified below
(the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below. This Confirmation shall replace any previous agreements and serve as the final documentation for this Transaction.

      The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern. Certain defined terms used herein have the meanings assigned to them in the Offering Memorandum dated March 7, 2006 (the "Offering Memorandum") relating to the USD 150,000,000 principal amount of 2.25% Convertible Senior Notes due 2026, (the "Convertible Notes" and each USD 1,000 principal amount of Convertible Notes, a "Convertible Note") issued by the Counterparty pursuant to an Indenture to be dated on or about March 13, 2006 between the Counterparty and JPMorgan Chase Bank, N.A., as trustee (the "Indenture"). In the event of any inconsistency between the terms defined in the Offering Memorandum and this Confirmation, this Confirmation shall govern.

      Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

1. This Confirmation evidences a complete and binding agreement between JPMorgan and the Counterparty as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the 2002 ISDA Master Agreement (the "Agreement") as if JPMorgan and the Counterparty had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law) on the Trade Date. In the event of any inconsistency between provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. The parties hereby agree that no Transaction other than the Transaction to which this Confirmation relates shall be governed by the Agreement.

                    JPMorgan Chase Bank, National Association
 Organised under the laws of the United States as a National Banking Association
             Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
          Registered as a branch in England & Wales branch No. BR000746
            Registered Branch Office 125 London Wall, London EC2Y 5AJ
          Authorised and regulated by the Financial Services Authority

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

      Trade Date:                      March 7, 2006

      Option Style:                    "Modified  American",  as described under
                                       "Exercise and Valuation" below

      Option Type:                     Call

      Buyer:                           Counterparty

      Seller:                          JPMorgan

      Shares:                          The   Class  A   common   stock   of  the
                                       Counterparty, par value USD 0.001 per Share (Exchange symbol "AIN")

      Number of Options:               90,000

      Option Entitlement:              As of any  date,  a  number  equal to the
                                       Conversion  Rate  as  of  such  date  (as
                                       defined  in the  Indenture,  but  without
                                       regard   to   any   adjustments   to  the
                                       Conversion   Rate   pursuant  to  Section
                                       15.04(i),  Section  15.03(a)  or  Section
                                       15.03(d) of the Indenture), for each Convertible Note.

      Strike Price:                    USD 44.52

      Premium:                         USD 23,909,312.47

      Premium Payment Date:            March 13, 2006


      Exchange:                        The New York Stock Exchange

      Related Exchange(s):             None

Exercise and Valuation:

      Exercise Period(s):              Notwithstanding  the Equity  Definitions,
                                       in   respect   of   Exercisable   Options
                                       relating  to  Convertible  Notes  with  a
                                       particular   Conversion   Date  (each  as
                                       defined below), the Exercise Period shall
                                       be the period commencing on and including
                                       the Conversion  Date for the  Convertible
                                       Notes  corresponding  to such Exercisable
                                       Options and ending at 7:30 a.m.  New York
                                       City   time  on  the  first  day  of  the
                                       relevant   Cash   Settlement    Averaging
                                       Period; provided that if the Counterparty
                                       has validly  designated March 15, 2013 as
                                       a  redemption  date  for the  Convertible
                                       Notes   pursuant  to  the  terms  of  the
                                       Indenture,   there   shall  be  a  single
                                       Exercise Period for  Exercisable  Options
                                       relating to the Convertible  Notes with a
                                       Conversion  Date  following  the  day  on
                                       which the  Counterparty  gives  notice of
                                       such  redemption and that Exercise Period
                                       shall  terminate  at 7:30  a.m.  New York
                                       City   time  on  the   redemption   date;
                                       provided further that if the Counterparty
                                       has not validly designated March 15, 2013
                                       as
                                       a  redemption  date  for the  Convertible
                                       Notes   pursuant  to  the  terms  of  the
                                       Indenture,   Conversion  Dates  occurring
                                       after the date that is twenty-seven  (27)
                                       Scheduled Trading Days prior to March 15,
                                       2013 shall not result in the commencement
                                       of an Exercise  Period and no Exercisable
                                       Options   will  be  exercised  or  deemed
                                       exercised in respect thereof.

                                       "Scheduled Trading Day" means any day on which the Exchange is scheduled to be open for trading for its regular trading session.

      Exercisable Options:             In  respect of any date on which a holder
                                       of Convertible Notes properly surrenders,
                                       or  is  deemed  to   surrender,   to  the
                                       Counterparty   a  Convertible   Note  for
                                       conversion  (a  "Conversion   Date"),   a
                                       number  of  Options  equal  to 60% of the
                                       number  of  Convertible   Notes  properly
                                       surrendered,  or deemed surrendered,  for
                                       conversion   on  such   Conversion   Date
                                       (which,  for the avoidance of doubt,  may
                                       be rounded  up or down by the  Company to
                                       account  for any  conversions  which  may
                                       result in fractional  Exercisable Options
                                       and  may  not   exceed   the   Number  of
                                       Options).

      Expiration Date:                 For any Exercisable  Option,  the earlier
                                       of (i)  the  final  day  of the  Exercise
                                       Period for such Exercisable  Option,  and
                                       (ii) the Final Expiration Date.

      Final Expiration Date:           March 15, 2013

      Multiple Exercise:               Applicable,     as    described     under
                                       Exercisable Options above.

      Automatic Exercise:              Applicable,  subject to the provisions of
                                       "Notice of Exercise" below.

      Notice of Exercise:              Notwithstanding  anything to the contrary
                                       in the  Equity  Definitions,  in order to
                                       exercise  any  Exercisable   Option,  the
                                       Counterparty must notify JPMorgan,  which
                                       notification  shall be irrevocable  after
                                       7:30 a.m. New York City time on the first
                                       day  of  the  relevant  Cash   Settlement
                                       Averaging Period and shall not be subject
                                       to subsequent  amendments,  in writing or
                                       orally  (and,  if such Notice of Exercise
                                       is  delivered by the  Counterparty  after
                                       the close of business in New York City on
                                       the  Scheduled  Trading  Day  immediately
                                       preceding the Expiration Date, via e-mail
                                       to the address  specified by JPMorgan and
                                       delivered  to  the  Counterparty  by  the
                                       Premium  Payment Date),  by 7:30 a.m. New
                                       York  City  time on the  first day of the
                                       relevant Cash Settlement Averaging Period
                                       for such  Exercisable  Option  of (i) the
                                       number  of  Convertible   Notes  properly
                                       submitted for  conversion on the relevant
                                       Conversion   Date  and  the   number   of
                                       Exercisable Options corresponding to such
                                       Convertible Notes, (ii) the first day of the applicable Cash Settlement Averaging
                                       Period and (iii) the scheduled Settlement
                                       Date;  provided that if the

                                       Counterparty has validly designated March
                                       15, 2013 as a redemption date for the Convertible Notes pursuant to the terms of the Indenture, such notice may be given on or prior to the Expiration Date for such Exercisable Options and need only specify the number of Convertible Notes submitted for conversion during the final Exercise Period and the number of Exercisable Options corresponding to such Convertible Notes.

      Exchange Business Day:           Section 1.20 of the Equity Definitions is
                                       hereby replaced in its entirety by the following:

                                       "'Exchange  Business  Day'  means  a  day
                                       during  which (i)  trading  in the Shares
                                       generally  occurs  and  (ii)  there is no
                                       Market  Disruption  Event  and  (iii) the
                                       Last  Reported  Sale Price (as defined in
                                       the   Indenture)   for  the   Shares   is
                                       available for such day."

      Market Disruption Event:         Section 4.3(a) of the Equity  Definitions
                                       is hereby replaced in its entirety by the following:

                                       "'Market   Disruption  Event'  means,  in
                                       respect of the  Shares,  (i) a failure by
                                       the  Exchange to open for trading  during
                                       its regular  trading  session or (ii) the
                                       occurrence  or  existence  prior  to 1:00
                                       p.m.  New York City time on any  Exchange
                                       Business   Day  for  the  Shares  for  an
                                       aggregate  one  half-hour  period  of any
                                       suspension  or   limitation   imposed  on
                                       trading (by reason of  movements in price
                                       exceeding   limits   permitted   by   the
                                       Exchange or  otherwise)  in the Shares or
                                       in  any  options,   contracts  or  future
                                       contracts relating to the Shares."

Settlement Terms:

      Settlement Method:               Net Share Settlement

      Net Share Settlement:            For  each  Exercisable   Option  that  is
                                       exercised or deemed exercised, JPMorgan will deliver to the Counterparty, on the related Settlement Date, a number of Shares equal to the Net Shares in respect of such Exercisable Option. In no event will the Net Shares be less than zero.

      Net Shares:                      In  respect  of each  Exercisable  Option
                                       exercised or deemed  exercised,  a number
                                       of  Shares   equal  to  (i)  the   Option
                                       Entitlement  multiplied  by (ii) the sum,
                                       for each Exchange Business Day during the
                                       relevant   Cash   Settlement    Averaging
                                       Period, of (A) the Relevant Price on such
                                       Exchange  Business  Day,  less the Strike
                                       Price,  divided by (B) the Relevant Price
                                       on such Exchange Business Day, divided by
                                       (iii)   twenty-five    (25);    provided,
                                       however,    that   if   the   calculation
                                       contained in clause (A) above results in a negative number, such number shall be replaced with the number "zero".

                                       JPMorgan will deliver cash in lieu of any
                                       fractional  Share with respect to any Net
                                       Shares to be  delivered
                                       with respect to all  Exercisable  Options
                                       having the same  Settlement Date based on
                                       the Last  Reported Sale Price (as defined
                                       in the  Indenture)  for the Shares on the
                                       final   Exchange   Business  Day  of  the
                                       relevant   Cash   Settlement    Averaging
                                       Period.

      Relevant Price:                  For each  Exchange  Business Day during a
                                       Cash Settlement Averaging Period, the per
                                       Share  volume-weighted  average price for
                                       such day as  displayed  under the heading
                                       "Bloomberg  VWAP" on  Bloomberg  page AIN
                                       {equity} AQR (or any  successor  thereto)
                                       in respect  of the period  from 9:30 a.m.
                                       to 4:00 p.m. (New York City time) on such
                                       Exchange   Business   Day   (or  if  such
                                       volume-weighted    average    price    is
                                       unavailable,  the  market  value  of  one
                                       Share on such  Exchange  Business Day, as
                                       determined  by  the  Calculation   Agent,
                                       using a volume-weighted method).

      Cash Settlement                  For   each   Exercisable    Option,   the
        Averaging Period:              twenty-five  (25)  consecutive   Exchange
                                       Business Days commencing on and including
                                       the   second   Exchange    Business   Day
                                       following  the  Conversion  Date  for the
                                       Convertible   Note   relating   to   such
                                       Exercisable Option;  provided that if the
                                       Counterparty has validly designated March
                                       15,  2013 as a  redemption  date  for the
                                       Convertible  Notes  pursuant to the terms
                                       of the  Indenture,  the  Cash  Settlement
                                       Averaging   Period  for  any  Exercisable
                                       Options relating to the Convertible Notes
                                       with a Conversion Date following the date
                                       on which the Counterparty gives notice of
                                       such  redemption,  the  twenty-five  (25)
                                       consecutive    Exchange   Business   Days
                                       commencing    on   and    including   the
                                       twenty-eighth  (28th)  Scheduled  Trading
                                       Day preceding such redemption date.

      Settlement Date:                 For   each   Exercisable    Option,   the
                                       settlement   date   for   Shares   to  be
                                       delivered  with  respect  to the  related
                                       Convertible Notes under the terms of the Indenture.

      Other Applicable Provisions:     The provisions of Sections 6.6, 6.7, 6.8,
                                       6.9 and  6.10 of the  Equity  Definitions
                                       will  be  applicable,   except  that  all
                                       references   in   such    provisions   to
                                       "Physically-Settled"  shall  be  read  as
                                       references to "Net Share  Settled".  "Net
                                       Share  Settled" in relation to any Option
                                       means  that  Net  Share   Settlement   is
                                       applicable to that Option.

      Failure to Deliver:              Applicable

3. Additional Terms applicable to the Transaction:

      Adjustments applicable to
        the Transaction:

      Potential Adjustment Events:     Notwithstanding  Section  9.1(e)  of  the
                                       Equity    Definitions,    a    "Potential
                                       Adjustment Event" means any occurrence of any event or condition, as set forth in
                                       Section 15.04 of the Indenture resulting in an adjustment to the Conversion

                                       Rate of the Convertible Notes, excluding adjustments or conditions that result from an adjustment to the Conversion Rate pursuant to Section 15.04(i) or Section 15.03(a) of the Indenture.

      Method of Adjustment:            Calculation Agent  Adjustment,  and means
                                       that,  notwithstanding  Section 9.1(c) of
                                       the   Equity   Definitions,    upon   any
                                       adjustment to the Conversion  Rate of the
                                       Convertible   Notes   pursuant   to   the
                                       Indenture  (other than  Section  15.04(i)
                                       and Section  15.03(a)  of the  Indenture)
                                       and  an  equivalent   adjustment  to  the
                                       Option   Entitlement    hereunder,    the
                                       Calculation  Agent,  in order to  reflect
                                       the  effect  of the  event  or  condition
                                       relating  to  such   adjustment  on  this
                                       Transaction,  will  make a  corresponding
                                       adjustment  to  any  one or  more  of the
                                       Strike  Price,  Number of Options and any
                                       other variable  relevant to the exercise,
                                       settlement    or    payment    for    the
                                       Transaction.

Extraordinary Events applicable to the Transaction:

      Merger Events:                   Notwithstanding  Section  9.2(a)  of  the
                                       Equity  Definitions,   a  "Merger  Event"
                                       means the occurrence of any event or condition set forth in Section 15.06 of the Indenture.

      Consequence of Merger Events:    Notwithstanding Section 9.3 of the Equity
                                       Definitions,  upon  the  occurrence  of a
                                       Merger Event, the Calculation Agent shall
                                       make  a   corresponding   adjustment   in
                                       respect  of  any  adjustment   under  the
                                       Indenture  to  any  one  or  more  of the
                                       nature  of  the  Shares,   Strike  Price,
                                       Number of Options, Option Entitlement and
                                       any  other   variable   relevant  to  the
                                       exercise,  settlement  or payment for the
                                       Transaction; provided, however, that such
                                       adjustment  (i)  shall  be  made  without
                                       regard   to   any   adjustment   to   the
                                       Conversion   Rate  for  the  issuance  of
                                       additional shares as set forth in Section
                                       15.03(a) of the Indenture, and (ii) shall assume that, in the case of a "Public
                                       Acquirer Change of Control" (as defined in the Indenture), the Counterparty does not make an election provided in Section
                                       15.03(d) of the Indenture.

Additional Termination Events:         If an event of  default  with  respect to
                                       the  Counterparty  shall  occur under the
                                       terms  of the  Convertible  Notes  as set
                                       forth in  Section  7.01 of the  Indenture
                                       and such event of default  results in the
                                       declaration  of  principal  and  interest
                                       immediately  due and payable  pursuant to
                                       the terms of the  Indenture,  such  event
                                       shall     constitute     an    Additional
                                       Termination   Event  applicable  to  this
                                       Transaction,  with  respect  to which the
                                       Counterparty  shall be  deemed  to be the
                                       sole Affected Party and this  Transaction
                                       shall be the sole  Affected  Transaction;
                                       provided  that,  notwithstanding  Section
                                       6(b)(iv)(1)  of the  Agreement,  JPMorgan
                                       will  be  required,  if the  Counterparty
                                       makes  itself  promptly   available  upon
                                       request, to consult with the Counterparty
                                       and to reasonably  consider whether it is
                                       advisable    to    designate   an   Early
                                       Termination Date pursuant to Section 6(b) of the Agreement.

                                       Whenever the  Counterparty is required to
                                       deliver  to  the  Trustee  an   officer's
                                       certificate  with respect to a default or
                                       an event of default  pursuant  to Section
                                       5.08 of the Indenture,  the  Counterparty
                                       shall also be  required to deliver a copy
                                       of   such    certificate    to   JPMorgan
                                       hereunder.

4. Calculation Agent:                  JPMorgan.  Whenever the Calculation Agent
                                       is   required   to  act  or  to  exercise
                                       judgment  in any  way,  it  will do so in
                                       good   faith   and   in  a   commercially
                                       reasonable    manner    to    achieve   a
                                       commercially reasonable result.

                                       The  Calculation  Agent shall,  not later
                                       than  the  third  Currency  Business  Day
                                       following receipt of a written request of
                                       the     Counterparty,     provide     the
                                       Counterparty  with a written  explanation
                                       of  the   basis  of  any   determination,
                                       adjustment or calculation made hereunder;
                                       provided  that if, after  reviewing  such
                                       written  explanation,   the  Counterparty
                                       objects to such determination, adjustment or calculation, then the Counterparty, JPMorgan and the Calculation Agent shall make reasonable good faith efforts to agree upon an appropriate determination, adjustment or calculation.

5. Account Details:

      (a) Account for payments from the Counterparty:

            JPMorgan, New York
            ABA: 021-000-021
            Acct: CHASUS33
            Acct No.: 910-1010-693

          Account for delivery of Shares to the Counterparty:

            DTC 50108   (Computershare)
            Note: the shares cannot be sent electronically. They must be DWACed.

      (b) Account for payments to JPMorgan:

            JPMorgan Chase Bank, N.A., New York
            ABA:  021 000 021
            Favour: JPMorgan Chase Bank, N.A. - London
            A/C:  0010962009 CHASUS33

          Account for delivery of Shares from JPMorgan:

            DTC 060

6. Offices:

The Office of the Counterparty for the Transaction is: Inapplicable, the Counterparty is not a Multibranch Party.

The Office of JPMorgan for the Transaction is: New York

            JPMorgan Chase Bank, N.A.
            London Branch
            P.O. Box 161
            60 Victoria Embankment
            London EC4Y 0JP
            England

7. Notices: For purposes of this Confirmation:

      (a) Address for notices or communications to the Counterparty:

          Albany International Corp. 1373 Broadway
          Albany, New York 12204
          Attention: Christopher J. Connally
          Telephone No.:  (518) 445-2235
          Facsimile No.:  (518) 447-6305

          With a copy to:

          Albany International Corp.
          1373 Broadway
          Albany, New York 12204
          Attention: Charles J. Silva, Jr.
          Telephone No.: (518) 445-2277
          Facsimile No.: (518) 447-6575

      (b) Address for notices or communications to JPMorgan:
          JPMorgan Chase Bank, National Association
          277 Park Avenue, 11th Floor
          New York, NY  10172
          Attention:  Nathan Lulek
          EDG Corporate Marketing
          Telephone No.: (212) 622-2262
          Facsimile No.: (212) 622-8091

8. Representations and Warranties of the Counterparty

The representations and warranties of the Counterparty set forth in Section 4 of the Purchase Agreement (the "Purchase Agreement") dated as of the Trade Date between the Counterparty and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Initial Purchasers, are true and correct and are hereby deemed to be repeated to JPMorgan as if set forth herein. The Counterparty hereby further represents and warrants to JPMorgan that:

      (a) The Counterparty has all necessary corporate power and authority to execute, deliver and perform its obligations in respect of this Transaction; such execution, delivery and performance have been duly authorized by all necessary corporate action on the Counterparty's part; and this Confirmation has been duly and validly executed and delivered by the Counterparty and constitutes its valid and binding obligation, enforceable against the Counterparty in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution hereunder may be limited by federal or state securities laws or public policy relating thereto.

      (b) Neither the execution and delivery of this Confirmation nor the incurrence or performance of obligations of the Counterparty hereunder will conflict with or result in a breach of the certificate of incorporation or by-laws (or any equivalent documents) of the Counterparty, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Counterparty or any of its Significant Subsidiaries is a party or by which the Counterparty or any of its Significant Subsidiaries is bound or to which the Counterparty or any of its Significant Subsidiaries is subject, or constitute a default under, or result in the creation of any lien under, any such agreement or instrument, or breach or constitute a default under any agreements and contracts of the Counterparty and its Significant Subsidiaries filed as exhibits to the Counterparty's Annual Report on Form 10-K for the year ended December 31, 2004, incorporated by reference in the Offering Memorandum.

      (c) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required in connection with the execution, delivery or performance by the Counterparty of this Confirmation, except such as have been obtained or made and such as may be required under the Securities Act of 1933, as amended (the "Securities Act") or state securities laws.

      (d) The Counterparty is an "eligible contract participant" (as such term is defined in Section 1a(12) of the Commodity Exchange Act, as amended (the "CEA") because one or more of the following is true:

            The Counterparty is a corporation, partnership, proprietorship, organization, trust or other entity and:

            (A)   the Counterparty has total assets in excess of USD 10,000,000;

            (B) the obligations of the Counterparty hereunder are guaranteed, or otherwise supported by a letter of credit or keepwell, support or other agreement, by an entity of the type described in Section 1a(12)(A)(i) through (iv), 1a(12)(A)(v)(I), 1a(12)(A)(vii) or 1a(12)(C) of the CEA; or

            (C) the Counterparty has a net worth in excess of USD 1,000,000 and has entered into this Agreement in connection with the conduct of Counterparty's business or to manage the risk associated with an asset or liability owned or incurred or reasonably likely to be owned or incurred by the Counterparty in the conduct of the Counterparty's business.

      (e) The Counterparty is not, on the date hereof, in possession of any material non-public information with respect to the Counterparty.

9. Other Provisions:

      (a) Opinions. The Counterparty shall deliver to JPMorgan an opinion of counsel, dated as of the Trade Date, substantially in the form set forth in Exhibit A hereto.

      (b) Amendment. If the Initial Purchasers party to the Purchase Agreement exercise their right to purchase additional Convertible Notes as set forth therein, then, at the discretion of the Counterparty, JPMorgan and the Counterparty will amend this Confirmation to provide for such increase in Convertible Notes (but on pricing terms acceptable to JPMorgan and the Counterparty) (such amendment to provide for the payment by the Counterparty to JPMorgan of the additional premium related thereto).

      (c) No Reliance, etc. Each party represents that (i) it is entering into the Transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) neither the other party nor any of its agents are acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the Agreement or this Confirmation; (iv) it has not relied on the other party for any legal, regulatory, tax, business, investment, financial, and accounting advice, and it has made its own investment, hedging, and trading decisions based upon its own judgment and not upon any view expressed by the other party or any of its agents; and (v) it is entering into this Transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.

      (d) Share De-listing Event. If at any time during the period from and including the Trade Date, to and including the Final Expiration Date, the Shares cease to be listed or quoted on the Exchange for any reason (other than a Merger Event as a result of which the shares of common stock underlying the Options are listed or quoted on The New York Stock Exchange, The American Stock Exchange or the NASDAQ National Market (or their respective successors) (the "Successor Exchange")) and are not immediately re-listed or quoted as of the date of such de-listing on the Successor Exchange (a "Share De-listing"), then Cancellation and Payment (as defined in
            Section 9.6 of the Equity Definitions, treating the "Announcement Date" as the date of first public announcement that the Share De-listing, will occur and the "Merger Date" as the date of the Share De-listing) shall apply, and the date of the de-listing shall be deemed the date of termination for purposes of calculating any payment due from one party to the other in connection with the cancellation of this Transaction. If the Shares are immediately re-listed on a Successor Exchange upon their de-listing from the Exchange, this Transaction shall continue in full force and effect, provided that the Successor Exchange shall be deemed to be the Exchange for all purposes hereunder; provided that the Calculation Agent may make appropriate adjustments to the terms of this Transaction to reflect the effect of such re-listing. For the avoidance of doubt, in no event will a Share De-listing result in an obligation of the Counterparty under this Confirmation to make a payment to JPMorgan.

      (e) Repurchase Notices. The Counterparty shall, on any day on which the Counterparty effects any repurchase of Shares, promptly give JPMorgan a written notice of such repurchase (a "Repurchase Notice") on such day if following such repurchase, the number of outstanding Shares on such day, subject to any adjustments provided herein, is
            (i) less than 25 million  (in the case of the first such  notice) or
            (ii) thereafter, more than 125,000 less than the number of Shares included in the immediately preceding Repurchase Notice. The Counterparty agrees to indemnify and hold harmless JPMorgan and its affiliates and their respective officers, directors, employees, affiliates, advisors, agents and controlling persons (each, an "Indemnified Person") from and against any and all losses (including losses relating to JPMorgan's reasonable hedging activities as a consequence of becoming, or of the risk of becoming, a Section 16 "insider", including without limitation, any forbearance from reasonable hedging activities or cessation of such hedging activities and any losses in connection therewith with respect to this Transaction), claims, damages, judgments, liabilities and expenses (including reasonable attorney's fees), joint or several, which an Indemnified Person actually may become subject to, as a result of the Counterparty's failure to provide JPMorgan with a Repurchase Notice on the day and in the manner specified in this
            Section 9(e), and to reimburse, within 30 days, upon written request, each of such Indemnified Persons for any reasonable legal or other expenses incurred in connection with investigating, preparing for, providing testimony or other evidence in connection with or defending any of the foregoing. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against the Indemnified Person, such Indemnified Person shall promptly notify the Counterparty in writing, and the Counterparty, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Counterparty may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. The Counterparty shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Counterparty agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. The Counterparty shall not, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding on terms reasonably satisfactory to such Indemnified Person. If the indemnification provided for in this paragraph (e) is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Counterparty under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities. The remedies provided for in this paragraph (e) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity. The indemnity and contribution agreements contained in this paragraph (e) shall remain operative and in full force and effect regardless of the termination of this Transaction.

      (f) Regulation M. The Counterparty was not on the Trade Date and is not on the date hereof engaged in a distribution, as such term is used in Regulation M under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of any securities of the Counterparty, other than a distribution meeting the requirements of the exception set forth in Rules 101(b)(10) and 102(b)(7) of Regulation M. The Counterparty shall not, until the second Exchange Business Day
            immediately   following   the  Trade   Date,   engage  in  any  such
            distribution.

      (g) No Manipulation. The Counterparty is not entering into this Transaction to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares).

      (h) Number of Repurchased Shares. The Counterparty represents that it could have purchased Shares, in an amount equal to the product of the Number of Options and the Option Entitlement, on the Exchange or otherwise, in compliance with applicable law, its organizational documents and any orders, decrees, contractual agreements binding upon the Counterparty, on the Trade Date.

      (i) Board Authorization. Each of this Transaction and the issuance of the Convertible Notes was approved by its board of directors and publicly announced, solely for the purposes stated in such board resolution and public disclosure and the Counterparty's board of directors has duly authorized any repurchase of Shares pursuant to this Transaction. The Counterparty further represents that there is no internal policy, whether written or oral, of the Counterparty that would prohibit the Counterparty from entering into any aspect of this Transaction, including, but not limited to, the purchases of Shares to be made pursuant hereto.

      (j) Transfer or Assignment. (i) The Counterparty shall have the right to assign its rights and obligations hereunder with respect to any Options hereunder (such Options, the "Transfer Options"), subject to JPMorgan's consent, such consent not to be unreasonably withheld or delayed; provided that such assignment or transfer shall be effected on terms satisfactory to JPMorgan and shall be subject, but not limited, to the following conditions:

                  (A) With respect to any Transfer Options, the Counterparty shall not be released from its notice and indemnification obligations pursuant to Section 9(c) or any obligations under
                  Section 9(s) of this Confirmation;

                  (B) Any Transfer Options shall only be transferred or assigned to a third party reasonably acceptable to JPMorgan and on terms, including any reasonable undertakings by such third party and execution of any documentation and delivery of legal opinions with respect to securities laws and other matters by such third party and the Counterparty, as are requested and reasonably satisfactory to JPMorgan; and

                  (C) The Counterparty shall be responsible for all reasonable costs and expenses, including reasonable counsel fees, incurred by JPMorgan in connection with such transfer or assignment.

            (ii) JPMorgan may not transfer or assign all or any portion of its rights or obligations under this Transaction without consent of the Counterparty; provided, however, that if JPMorgan, in its reasonable discretion, determines that, (x) its "beneficial ownership" (within the meaning of Section 16 of the Exchange Act and rules promulgated thereunder) exceeds 8% or more of the Counterparty's outstanding Shares or (y) the product of the Number of Options and the Option Entitlement divided by the total number of the Counterparty's outstanding Shares (the "Options Equity Percentage") exceeds 15%, then:

                  (A) JPMorgan may transfer or assign a number of Options sufficient to reduce such "beneficial ownership" to 7.5% or such Options Equity Percentage to 14.5% to any third party with a rating for its long term, unsecured and unsubordinated indebtedness of A- or better by Standard & Poor's Ratings Service or its successor ("S&P"), or A3 or better by Moody's Investors Service ("Moody's") or, if either S&P or Moody's ceases to rate such debt, at least an equivalent rating or better by a substitute rating agency mutually agreed by the Counterparty and JPMorgan; and

                  (B) If such "beneficial ownership" exceeds 8% or such Options Equity Percentage exceeds 15%,

                        (1)  at  a  time  when  the  number  of   Counterparty's
                        outstanding Shares, subject to any adjustments provided herein, is less than 22 million;

                        (2) as a result of any breach by the Counterparty of its notice obligations under Section 9(e); or

                        (3) and if, in the good faith reasonable judgment of JPMorgan, based upon advice of counsel and as a result of events occurring after the Trade Date, JPMorgan reasonably determines that it would be inadvisable to engage in any alternative hedging transactions, which would enable it to reduce its "beneficial" ownership or its Options Equity Percentage, other than by transfer, assignment or termination, and in either case JPMorgan reasonably determines that it is unable after its commercially reasonable efforts to effect transfer or assignment on pricing terms and in a time period reasonably acceptable to JPMorgan that would reduce its "beneficial ownership" to 7.5% or such Options Equity Percentage to 14.5%;

                  JPMorgan may designate any Exchange Business Day as an Early Termination Date with respect to a portion (the "Terminated Portion") of this Transaction, such that its "beneficial ownership" following such partial termination would be approximately equal to 7.5% or the Options Equity Percentage approximately equal to 14.5%, as applicable. If JPMorgan so designates an Early Termination Date with respect to a portion of this Transaction, a payment shall be made pursuant to
                  Section 6 of the Agreement as if an Early Termination Date had occurred in respect of a Transaction having terms identical to this Transaction except with a Number of Options equal to the Terminated Portion, with respect to which the Counterparty shall be the sole Affected Party and such Transaction shall be the only Affected Transaction.

            (iii) Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing JPMorgan to purchase, sell, receive or deliver any Shares or other securities to or from the Counterparty, JPMorgan may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform JPMorgan's obligations in respect of this Transaction and any such designee may assume such obligations. JPMorgan shall be discharged of its obligations to the Counterparty only to the extent of any such performance.

      (k) Modified Settlement. If, upon advice of counsel, JPMorgan reasonably determines, with respect to applicable legal and regulatory requirements, including any requirements relating to JPMorgan's hedging activities hereunder, or due to a lack of sufficient liquidity in the borrow market for the Shares, that it would not be practicable or advisable to deliver, or to acquire to deliver, any or all of the Shares to be delivered by JPMorgan on the Settlement Date for this Transaction, JPMorgan may, by notice to the
            Counterparty on or prior to any anticipated Settlement Date (a "Nominal Settlement Date"), elect to deliver the Shares on a different date or two or more dates, whether immediately preceding or following such Settlement Date (each, a "Staggered Settlement Date"), as follows:

            (i) in such notice, JPMorgan will specify to the Counterparty the related Staggered Settlement Date or Dates (the last of which may be no later than the twenty-fifth (25th) Scheduled Trading Day following the Nominal Settlement Date) and the number of Shares that it will deliver on each Staggered Settlement Date; and

            (ii) the aggregate number of Shares that JPMorgan will deliver to the Counterparty hereunder on all such Staggered Settlement Dates will equal the number of Shares that JPMorgan would otherwise be required to deliver on such Nominal Settlement Date.

            JPMorgan shall effect such delivery as promptly as is practicable and shall compensate the Counterparty for any delayed delivery by paying, in addition to delivering any Shares hereunder, an amount, as determined by the Calculation Agent, equal to the sum for each day of such delay of the product of (i) the Federal Funds Rate divided by 360 and (ii) the value of the Shares not delivered as of such day; provided that if JPMorgan fails to deliver any Shares hereunder by the twenty-fifth (25th) Scheduled Trading Day immediately following the Nominal Settlement Date, such event shall constitute an Additional Termination Event with respect to the portion of this Transaction corresponding to the number of Shares not delivered by JPMorgan by such date, with respect to which JPMorgan shall be the sole Affected Party and this Transaction the sole Affected Transaction.

            "Federal Funds Rate" means, for any day, the rate set forth for such day opposite the caption "Federal funds", as such rate is displayed on the page FedsOpen {Index}{GO} on the Bloomberg Professional Service or any successor page; provided that if no rate appears for any day on such page, the rate for the immediately preceding day for which a rate does so appear shall be used for such day.

            (l) Damages. Neither party shall be liable under Section 6.10 of the Equity Definitions for special, indirect or consequential damages, even if informed of the possibility thereof.

            (m) Early Unwind. In the event the sale of Convertible Notes is not consummated with the initial purchasers for any reason by the close of business in New York on March 13, 2006 (or such later date as agreed upon by the parties) (March 13, 2006 or such later date as agreed upon, being the "Early Unwind Date"), this Transaction shall automatically terminate (the "Early Unwind"), on the Early Unwind Date and (i) the Transaction and all of the respective rights and obligations of JPMorgan and the Counterparty under the Transaction shall be cancelled and terminated and (ii) each party shall be released and discharged by the other party from and agrees not to make any claim against the other party with respect to any obligations or liabilities of the other party arising out of and to be performed in connection with the Transaction either prior to or after the Early Unwind Date; provided that, if the failure to consummate the sale of the Convertible Notes results from a breach by the Counterparty of any representation of or any undertaking by the Counterparty contained in the Purchase Agreement, the Counterparty shall purchase from JPMorgan on the Early Unwind Date any Shares purchased by JPMorgan or one or more of its affiliates in connection with this Transaction and reimburse JPMorgan for any costs or expenses (including market losses) relating to the unwinding of its reasonable hedging activities in connection with the Transaction (including any losses or costs incurred as a result of its terminating, liquidating, obtaining or reestablishing any reasonable hedge or related trading position). The amount of any such reimbursement shall be determined by JPMorgan in its reasonable good faith discretion. JPMorgan shall notify the Counterparty of such amount, including, upon the Counterparty's request, an explanation of the basis of determination of such amount, and the Counterparty shall pay such amount in immediately available funds on the Early Unwind Date. JPMorgan and the Counterparty represent and acknowledge to the other that, subject to the proviso included in this Section, upon an Early Unwind, all obligations with respect to the Transaction shall be deemed fully and finally discharged.

            (n)   Role of Agent.  Each party  agrees and  acknowledges  that (i)
                  J.P. Morgan Securities Inc., an affiliate of JPMorgan ("JPMSI"), has acted solely as agent and not as principal with respect to this Transaction and (ii) JPMSI has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of this Transaction (including, if applicable, in respect of the settlement thereof). Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other party's obligations under this Transaction.

            (o)   Additional Provisions.

                  (i) Notwithstanding Section 9.7 of the Equity Definitions, everything in the first paragraph of Section 9.7(b) of the Equity Definitions after the words "Calculation Agent" in the third line through the remainder of such Section 9.7 shall be deleted and replaced with the following:

                  "based on an amount representing the Calculation Agent's determination of the fair value to Buyer of an option with terms that would preserve for Buyer the economic equivalent of any payment or delivery (assuming satisfaction of each applicable condition precedent, including, for the avoidance of doubt, the occurrence of a Conversion Date with respect to each Option) by the parties in respect of the relevant Transaction that would have been required after that date but for the occurrence of the Share De-listing."

                  (ii) Notwithstanding anything to the contrary in the Agreement, this Confirmation or the Equity Definitions, (A) in determining any amount payable in respect of an Early Termination Date or a Cancellation and Payment, the value of this Transaction shall be determined as if all Options outstanding at such time would become Exercisable Options during the Final Exercise Period and, (B) in no event shall the calculation of the amount under Section 6 of the Agreement in respect of an Additional Termination Event result in any amount being payable by the Counterparty.

            (p) Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events. If, in respect of this Transaction, an amount is payable by JPMorgan to the Counterparty (i) pursuant to Section 9.7 of the Equity Definitions or this Confirmation (except in the event of a Merger Event in which the consideration to be paid to holders of Shares consists solely of cash) or (ii) pursuant to Section 6(d)(ii) of the Agreement (except in the event of an Event of Default in which the Counterparty is the Defaulting Party or a Termination Event in which the Counterparty is the Affected Party, other than an Event of Default of the type described in
                  Section 5(a)(iii), (v), (vi), (vii) or (viii) of the Agreement or in this Confirmation or a Termination Event of the type described in Section 5(b)(i), (ii), (iii), (iv), (v) or (vi) of the Agreement or in this Confirmation, in each case resulting from an event or events outside the Counterparty's control) (a "Payment Obligation"), the Counterparty may, in its sole -- discretion, request that JPMorgan satisfy such Payment Obligation by the Share Termination Alternative (as defined below) and shall give irrevocable telephonic notice to JPMorgan, confirmed in writing within one Currency Business Day, no later than 12:00 p.m. New York City time on the Merger Date, the date of the Share De-listing or the Early Termination Date, as applicable; provided that if the Counterparty does not validly request that JPMorgan satisfy its Payment Obligation by the Share Termination Alternative, JPMorgan shall have the right, in its sole discretion, to satisfy its Payment Obligation by the Share Termination Alternative, notwithstanding Counterparty's lack of election or election to the contrary. In calculating any amounts under
                  Section 6(e) of the Agreement, notwithstanding anything to the contrary in the Agreement, (1) separate amounts shall be calculated as set forth in Section 6(e) with respect to (a) this Transaction and (b) all other Transactions, and (2) such separate amounts shall be payable pursuant to Section 6(d)(ii) of the Agreement, subject to, in the case of clause (1)(a), the Share Termination Alternative right hereunder.

            Share Termination Alternative:        If applicable,  JPMorgan shall
                                                  deliver  to  the  Counterparty
                                                  the Share Termination Delivery
                                                  Property  on the date when the
                                                  Payment    Obligation    would
                                                  otherwise  be due  pursuant to
                                                  Section   9.7  of  the  Equity
                                                  Definitions, this Confirmation
                                                  or Section  6(d)(ii)  and 6(e)
                                                  of    the    Agreement,     as
                                                  applicable     (the     "Share
                                                  Termination Payment Date"), in
                                                  satisfaction  of  the  Payment
                                                  Obligation   in   the   manner
                                                  reasonably  requested  by  the
                                                  Counterparty free of payment.

            Share Termination Delivery Property:  A number of Share  Termination
                                                  Delivery  Units, as calculated
                                                  by  the   Calculation   Agent,
                                                  equal    to    the     Payment
                                                  Obligation   divided   by  the
                                                  Share  Termination Unit Price.
                                                  The  Calculation  Agent  shall
                                                  adjust  the Share  Termination
                                                  Delivery Property by replacing
                                                  any  fractional  portion  of a
                                                  security   therein   with   an
                                                  amount  of cash  equal  to the
                                                  value   of   such   fractional
                                                  security  based on the  values
                                                  used to  calculate  the  Share
                                                  Termination Unit Price.

            Share Termination Unit Price:         The  value  to   JPMorgan   of
                                                  property   contained   in  one
                                                  Share   Termination   Delivery
                                                  Unit on the  date  such  Share
                                                  Termination Delivery Units are
                                                  to  be   delivered   as  Share
                                                  Termination Delivery Property,
                                                  as     determined    by    the
                                                  Calculation   Agent   in   its
                                                  discretion   by   commercially
                                                  reasonable  means and notified
                                                  by the  Calculation  Agent  to
                                                  JPMorgan   at  the   time   of
                                                  notification  of  the  Payment
                                                  Obligation.

            Share Termination Delivery Unit:      One  Share  or,  if  a  Merger
                                                  Event  has   occurred   and  a
                                                  corresponding   adjustment  to
                                                  this   Transaction   has  been
                                                  made, a unit consisting of the
                                                  number  or amount of each type
                                                  of  property   received  by  a
                                                  holder of one  Share  (without
                                                  consideration      of      any
                                                  requirement  to  pay  cash  or
                                                  other consideration in lieu of
                                                  fractional   amounts
                                                  of  any  securities)  in  such
                                                  Merger Event, as determined by
                                                  the Calculation Agent.

            Failure to Deliver:                   Applicable

            Other applicable provisions:          If   the   Share   Termination
                                                  Alternative is applicable, the
                                                  provisions  of  Sections  6.6,
                                                  6.7,  6.8,  6.9 and  6.10  (as
                                                  modified  above) of the Equity
                                                  Definitions       will      be
                                                  applicable,  except  that  all
                                                  references in such  provisions
                                                  to "Physically-Settled"  shall
                                                  be  read  as   references   to
                                                  "Share  Termination   Settled"
                                                  and all references to "Shares"
                                                  shall be read as references to
                                                  "Share  Termination   Delivery
                                                  Units".   "Share   Termination
                                                  Settled"  in  relation to this
                                                  Transaction   means  that  the
                                                  Share Termination  Alternative
                                                  is    applicable    to    this
                                                  Transaction.

            (q) Governing Law. New York law (without reference to choice of law doctrine).

            (r) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Transaction. Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Transaction, as applicable, by, among other things, the mutual waivers and certifications provided herein.

            (s) Registration. The Counterparty hereby agrees that if, in the good faith reasonable judgment of JPMorgan, based upon the advice of counsel, the Shares ("Hedge Shares") acquired by JPMorgan for the purpose of hedging its obligations pursuant to this Transaction cannot be sold in the U.S. public market by JPMorgan without registration under the Securities Act, the Counterparty shall, at its election, either (i) in order to allow JPMorgan to sell the Hedge Shares in a registered offering, make available to JPMorgan an effective registration statement under the Securities Act to cover the resale of such Hedge Shares and enter into an agreement, in form and substance reasonably satisfactory to JPMorgan, substantially in the form of an underwriting agreement for a registered offering; provided, however, that if JPMorgan, in its reasonable  discretion,  is not  satisfied  with access to due diligence materials, the results of its due diligence investigation, or the procedures and documentation for the registered offering referred to above, then clause (ii) or clause (iii) of this Section 9(s) shall apply at the election of the Counterparty, (ii) in order to allow JPMorgan to sell the Hedge Shares in a private placement, enter into a private placement agreement substantially similar to private placement purchase agreements customary for private placements of equity securities, in form and substance reasonably satisfactory to JPMorgan (in which case, the Calculation Agent shall make any adjustments to the terms of this Transaction that are necessary, in its reasonable judgment, to compensate JPMorgan for any discount from the public market price of the Shares incurred on the sale of Hedge Shares in a private placement), or (iii) purchase the Hedge Shares from JPMorgan at the Last Reported Sale Price on such Exchange Business Days, and in the amounts, requested by JPMorgan.

            (t) Tax Advice. JPMorgan and its affiliates do not provide tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by JPMorgan to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. If any person uses or refers to any such tax statement in promoting, marketing or recommending a partnership or other entity, investment plan or arrangement to any taxpayer, then the statement expressed above is being delivered to support the promotion or marketing of the transaction or matter addressed and the recipient should seek advice based on its particular circumstances from an independent tax advisor. Notwithstanding anything herein to the contrary, the sender and any intended recipient of this communication (and any of its employees, representatives and other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment or tax structure of this transaction.

            (u) No Setoff. Notwithstanding any provision of the Agreement or any other agreement between the parties to the contrary, obligations under this Transaction shall not be set off by JPMorgan (including, for the avoidance of doubt, pursuant to Section 6(f) of the Agreement) against any other obligations of the parties, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise.

      Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it in the manner indicated in the attached cover letter.

                                     Very truly yours,

                                       J.P. Morgan Securities Inc., as agent for
                                       JPMorgan Chase Bank, National
                                       Association

                                       By: /s/ Sudheer Tegulapelle
                                           ------------------------------------
                                       Authorized Signatory
                                       Name: Sudheer Tegulapelle

Accepted and confirmed
as of the Trade Date:

ALBANY INTERNATIONAL CORP.

By: /s/ David C. Michaels
    -------------------------------
Authorized Signatory
Name: David C. Michaels

                    JPMorgan Chase Bank, National Association
 Organised under the laws of the United States as a National Banking Association
             Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
          Registered as a branch in England & Wales branch No. BR000746
            Registered Branch Office 125 London Wall, London EC2Y 5AJ
          Authorised and regulated by the Financial Services Authority

                                                                         Annex A

                              Form of Legal Opinion